NORTHERN INSTITUTIONAL FUNDS Prime Obligations Portfolio

Summary Prospectus | April 1, 2020	Ticker: Service Shares—NPCXX, Premier Shares

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus and other information about the Portfolio online at northerntrust.com/nif-prospectus. You can also get this information at no cost by calling 800-637-1380 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated April 1, 2020, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Institutional Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Institutional Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Portfolios’ website (northerntrust.com/institutional) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Institutional Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Institutional Funds, by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Institutional Funds, you can inform Northern Institutional Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Institutional Funds you hold in your account at the financial intermediary or through an account with Northern Institutional Funds. You must provide separate instructions to each of your financial intermediaries.

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Service Shares	Premier Shares

Management Fees	0.13%	0.13%

Other Expenses(1)	0.03%	0.03%

Transfer Agent Fees	0.02%	0.02%

Service Fees	None	None

Other Operating Expenses	0.01%	0.01%

Total Annual Portfolio Operating Expenses	0.16%	0.16%

Expense Reimbursement(2)	(0.01)%	(0.01)%

Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.15%	0.15%

(1)	“Other Expenses” have been estimated for the current fiscal year.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to service fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2021 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service Shares and Premier Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$15	$51	$89	$204
Premier Shares	$15	$51	$89	$204

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets, including:

∎	Obligations of U.S. banks (including obligations of foreign branches of such banks);

∎	Obligations of foreign commercial banks;

∎	Commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

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∎	Corporate bonds, notes, paper and other instruments that are of high quality;

∎	Asset-backed securities and asset-backed commercial paper;

∎	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

∎	Securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

∎	Repurchase agreements; and

∎	Municipal securities issued or guaranteed by state or local governmental bodies.

Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities issued by companies in the financial services group of industries. Companies in the financial services group of industries include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities. The Portfolio may, however, for temporary defensive purposes, invest less than 25% of its total assets in the financial services industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets in the financial services industry appears to be in the best interest of shareholders.

The Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended. As an “institutional money market fund” under Rule 2a-7, the Portfolio is (1) required to sell and redeem its shares at its net asset value (“NAV”) rounded to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the Portfolio’s holdings, and (2) the Board of Trustees (the “Board”) will be permitted to impose a “liquidity fee” on redemptions from the Portfolio (up to 2%) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period, as described in more detail under “Purchase and Sale of Portfolio Shares.”

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Portfolio’s investments. Accordingly, the Portfolio’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Portfolio’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Portfolio.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Portfolio, and the Portfolio’s performance could trail that of other investments. The Portfolio is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Portfolio’s NAV, trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Portfolio, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Portfolio’s investments and its returns. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Portfolio could have a similar effect. The Portfolio could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Portfolio’s yield may not increase proportionately, and the maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Recent and any future declines in interest rate levels could cause the Portfolio’s earnings to fall below the Portfolio’s expense ratio, resulting in a negative yield and a decline in the Portfolio’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Portfolio. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

PREPAYMENT (OR CALL) RISK is the risk that because many issuers of fixed-income securities have an option to prepay their fixed-income securities, the exercise of such option may result in a decreased rate of return and a decline in value of those securities and accordingly, a decline in the Portfolio’s NAV. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yield on securities available in the market are lower than the yield on prepaid securities. The Portfolio may also lose any premium it paid to purchase the securities.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Portfolio’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio.

LARGE SHAREHOLDER RISK is the risk that the Portfolio may experience adverse effects when certain large shareholders, including funds or accounts over which the Portfolio’s investment adviser or an affiliate of the investment adviser has investment discretion, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions,

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which may occur rapidly and unexpectedly, may cause the Portfolio to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity and/or NAV. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, large redemptions could lead to an increase in the Portfolio’s expense ratio due to expenses being allocated over a smaller asset base. Large share purchases of the Portfolio may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing or otherwise maintains a larger cash position than it ordinarily would.

COMMERCIAL PAPER RISK. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

VARIABLE OR FLOATING RATE INSTRUMENTS RISK is the risk that securities with variable or floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Portfolio, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the variable or floating rate securities, which only occur periodically. Although variable and floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to greater liquidity risk, credit risk and default risk, which could impede their value.

LIQUIDITY RISK is the risk that the Portfolio will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Portfolio would like and the Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Portfolio may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Portfolio’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Portfolio’s performance.

MARKET RISK is the risk that the value of the Portfolio’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Portfolio may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

INCOME RISK is the risk that falling interest rates will cause the Portfolio’s income to decline. Income risk is generally higher for short-term debt securities.

FINANCIAL SERVICES INDUSTRY RISK is the risk that, because the Portfolio will invest under normal market conditions at least 25% of its total assets in the financial services industry, the Portfolio will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

ASSET-BACKED SECURITIES RISK. Asset-backed securities represent interests in pools of assets such as mortgages, commercial or consumer loans, or receivables and other financial assets. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, tariffs and trade disputes, more or less stringent foreign securities regulations and accounting and

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disclosure standards or other factors. In addition, the Portfolio will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

CURRENCY RISK is the risk that foreign currencies, securities that trade in or receive revenue in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Portfolio invests, causing an adverse impact on the Portfolio’s investments in the affected region.

MANAGEMENT RISK is the risk that a strategy used by the Portfolio’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

FLOATING NAV RISK is the risk that because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them.

LIQUIDITY FEE AND REDEMPTION GATE RISK is the risk that the Portfolio may impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts your ability to sell shares for up to 10 business days if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors.

CYBERSECURITY RISK is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The Portfolio and its investment adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. As of December 31, 2019 there were no Service Shares or Premier Shares outstanding for the Portfolio.

The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s website at northerntrust.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (SERVICE SHARES)*†

* For the periods shown in the bar chart above, the highest quarterly return was 0.63% in the first quarter of 2019, and the lowest quarterly return was 0.00% in the third quarter of 2014.

AVERAGE ANNUAL TOTAL RETURNS†

(For the periods ended December 31, 2019)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Service Shares	9/2/03	2.29%	1.17%	0.60%	1.32%

†

The total return from January 1, 2017 through February 23, 2017 and from May 4, 2018 through June 2, 2019 reflects the performance of the Portfolio’s Service Shares. There were no Service Shares outstanding from February 24, 2017 through May 3, 2018 and from June 3, 2019 through December 31, 2019. Performance during these periods reflects that of the Portfolio’s Shares class. As of December 31, 2019 there were no Premier Shares outstanding for the Portfolio. Service Shares and Premier Shares would have similar annual returns when compared with Shares because each class is invested in the same portfolio of securities. The annual return of the Shares class would differ from those of Service Shares and Premier Shares only to the extent that the classes do not have the same expenses.

The 7-day yield for Shares of the Portfolio as of December 31, 2019: 1.72%. For the current 7-day yield call 800-637-1380 or visit northerntrust.com/institutional.

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MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Portfolio. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Service Shares of the Portfolio through an authorized intermediary generally with no minimum initial investment. As of December 31, 2019 there were no Service Shares or Premier Shares outstanding for the Portfolio.

On any business day, you may sell (redeem) or exchange Service Shares of the Portfolio through your institutional account by contacting your authorized intermediary. If you purchase Service Shares of the Portfolio directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

The Portfolio may impose a liquidity fee on redemptions (up to 2%) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period (a redemption gate), in the event that the Portfolio’s weekly liquid assets fall below the following thresholds:

∎

30% weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 30% of the Portfolio’s total assets as of the end of a business day, and the Board of Trustees determines it is in the best interests of the Portfolio, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that weekly liquid assets of the Portfolio fall below 30% of the total assets.

∎

10% weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 10% of the Portfolio’s total assets as of the end of a business day, the Portfolio will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing the fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

TAX INFORMATION

The Portfolio will not maintain a stable share price and a sale of Portfolio shares may result in a capital gain or loss for you. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received, unless you adopt a simplified “NAV method” of accounting with respect to your shares. You are urged to consult your tax professional regarding which method of accounting is appropriate for you. Any liquidity fees you incur on shares redeemed will generally decrease the amount of any capital gain (or increase the amount of any capital loss) you recognize with respect to such redemption. The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS	5	PRIME OBLIGATIONS PORTFOLIO